UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 21, 2005

Home Federal Bancorp, Inc.
(Exact name of registrant as specified in its charter)

                                Federal                                  000-50901                                20-0945587
                (State or other jurisdiction                (Commission File                        (I.R.S. Employer
                    of incorporation)                            Number)                            Identification No.)

500 12th Avenue South
Nampa, Idaho 83651
(Address of principal executive offices and zip code)

(208) 466-4634
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
       240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
       240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

Directors' Compensation

On October 21, 2005, the Board of Directors of Home Federal Bancorp, Inc. adopted a new Directors Retirement Plan, effective October 1, 2004. The Plan was established in connection with the termination of the Director Indexed Retirement Plan and the Director Split Dollar Agreements. A form of the agreement is attached hereto. The Plan provides directors with a stated annual benefit of $500 for each completed year of service for a period of 15 years upon separation from service. In the event the director dies after separation from service, but before receiving the full 15 years of annual benefits, the remaining payments shall be paid to his or her beneficiaries.

Item 9.01 Financial Statements and Exhibits

            (c)           Exhibits

            99.1         Form of Director Retirement Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                                     HOME FEDERAL BANCORP, INC.

Date: November 10, 2005                             By: /s/Robert A. Shoelkoph
                                                                           Robert A. Schoelkoph
                                                                           Senior Vice President and Chief Financial Officer

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Exhibit 99.1

Form of Director Retirement Plan

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HOME FEDERAL BANK
DIRECTOR RETIREMENT PLAN

       THIS DIRECTOR RETIREMENT PLAN (the "Agreement") is adopted this ________ day of _______________, 200__, by and between HOME FEDERAL BANK, a nationally-chartered savings and loan association located in Nampa, Idaho (the "Bank") and SAMPLE DIRECTOR (the "Director").

         The purpose of this Agreement is to provide specified benefits to the Director, a member of a select group of management or highly compensated employees who contribute materially to the continued growth, development, and future business success of the Bank. This Agreement shall be unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended from time to time.

Article 1
Definitions

Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

1.1	"Accrual Balance" means the liability that should be accrued by the Bank, under Generally Accepted Accounting Principles ("GAAP"), for the Bank's obligation to the Director under this Agreement, by applying Accounting Principles Board Opinion Number 12 ("APB 12") as amended by Statement of Financial Accounting Standards Number 106 ("FAS 106") and the Discount Rate. Any one of a variety of amortization methods may be used to determine the Accrual Balance. However, once chosen, the method must be consistently applied. The Accrual Balance shall be reported annually by the Bank to the Director.

1.2	"Beneficiary"means each designated person, or the estate of the deceased Director, entitled to benefits, if any, upon the death of the Director determined pursuant to Article 4.

1.3	"Beneficiary Designation Form" means the form established from time to time by the Plan Administrator that the Director completes, signs, and returns to the Plan Administrator to designate one or more Beneficiaries.

1.4	"Board" means the Board of Directors of the Bank as from time to time constituted.

1.5	"Change in Control" means a change in the ownership or effective control of the Bank, or in the ownership of a substantial portion of the assets of the Bank, as such change is defined in Section 409A of the Code and regulations thereunder.

1.6	"Code" means the Internal Revenue Code of 1986, as amended.

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1.7	"Disability" means Director (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Bank. Medical determination of Disability may be made by either the Social Security Administration or by the provider of an accident or health plan covering employees of the Bank. Upon the request of the Plan Administrator, the Director must submit proof to the Plan Administrator of Social Security Administration's or the provider's determination.

1.8	"Discount Rate" means the rate used by the Plan Administrator for determining the Accrual Balance. The initial Discount Rate is seven and one-half percent (7.5%). However, the Plan Administrator, in its discretion, may adjust the Discount Rate to maintain the rate within reasonable standards according to GAAP and/or applicable bank regulatory guidance.

1.9	"Early Termination" means Separation from Service before Normal Retirement Age for reasons other than death, Disability, Termination for Cause, or within twelve (12) months following a Change in Control.

1.10	"Effective Date" means October 1, 2004.

1.11	"Normal Retirement Age" means the Director attaining age seventy-five (75).

1.12	"Plan Administrator" means the plan administrator described in Article 6.

1.13	"Plan Year" means each twelve-month period commencing on October 1 and ending on September 30 of each year. The initial Plan Year shall commence on the Effective Date of this Plan and end on the following September 30.

1.14	"Projected Normal Retirement Benefit" means the Executive's Normal Retirement Benefit calculated as if the Executive remains in the continuous employ with the Bank until Normal Retirement Age.

1.15	"Separation from Service" means that the Director's service, as an employee and independent contractor, to the Bank and any member of a controlled group as defined in Section 414 of the Code to which the Bank belongs, has terminated for any reason, other than by reason of a leave of absence approved by the Bank or the death of the Director.

1.16	"Termination for Cause" has that meaning set forth in Article 5.

1.17	"Years of Service" means the twelve consecutive month period beginning on an

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Director's date of hire and any twelve (12) month anniversary thereof, during the entirety of which time the Director is an employee of the Bank. Service with a subsidiary or other entity controlled by the Bank before the time such entity became a subsidiary or under such control shall not be considered "credited service" unless the Plan Administrator specifically agrees to credit such service. In addition, the Plan Administrator in its discretion may also grant additional Years of Service in such circumstances where it deems such additional service appropriate.

Article 2
Distributions During Lifetime

2.1	Normal Retirement Benefit. Upon the earlier of: (i) Separation from Service; or (ii) Normal Retirement Age, the Bank shall distribute to the Director the benefit described in this Section 2.1 in lieu of any other benefit under this Article.

2.1.1	Amount of Benefit. The benefit under this Section 2.1 is Five Hundred Dollars ($500) for each completed Year of Service.

2.1.2	Distribution of Benefit. The Bank shall distribute the benefit to the Director in one hundred eighty (180) consecutive equal installments commencing within thirty (30) days following the earlier of: (i) Separation from Service; or (ii) Normal Retirement Age.

2.2	Early Termination Benefit. Upon the Director's Early Termination, the Bank shall distribute to the Director the benefit described in this Section 2.2 in lieu of any other benefit under this Article.

2.2.1	Amount of Benefit. The benefit under this Section 2.2 is Five Hundred Dollars ($500) for each completed Year of Service.

2.2.2	Distribution of Benefit. The Bank shall distribute the benefit to the Director in one hundred eighty (180) consecutive equal installments commencing within thirty (30) days following the Director's Separation from Service.

2.3	Disability Benefit. If the Director's Disability results in Separation from Service prior to Normal Retirement Age, the Bank shall distribute to the Director the benefit described in this Section 2.3 in lieu of any other benefit under this Article.

2.3.1	Amount of Benefit. The benefit under this Section 2.3 is Five Hundred Dollars ($500) for each completed Year of Service.

2.3.2	Distribution of Benefit. The Bank shall distribute the benefit to the Director in one hundred eighty (180) consecutive equal installments commencing within thirty (30) days following Separation of Service due to Disability.

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2.4	Change in Control Benefit. Upon a Change in Control followed within twelve (12) months by the Director's Separation from Service, the Bank shall distribute to the Director the benefit described in this Section 2.4 in lieu of any other benefit under this Article.

2.4.1	Amount of Benefit. The benefit under this Section 2.4 is Five Hundred Dollars ($500) for each completed Year of Service.

2.4.2	Distribution of Benefit. The Bank shall distribute the l benefit to the Director in one hundred eighty (180) equal monthly installments commencing within thirty (30) days following Separation from Service.

2.4.3	Parachute Payments. Notwithstanding any provision of this Agreement to the contrary, to the extent any distribution(s), if made, under this Section 2.4 would be treated as an "excess parachute payment" under Section 280G of the Code, the Bank shall reduce or delay the distribution(s) to the extent it would not be an excess parachute payment.

2.5	Restriction on Timing of Distribution. Notwithstanding any provision of this Agreement to the contrary, if the Director is considered a "specified employee" under Section 409A of the Code and regulations thereunder, benefit distributions that qualify as a "separation from service" under Section 409A of the Code and regulations thereunder may not commence earlier than six (6) months after the date of such separation from service.

Article 3
Distribution at Death

3.1	Death During Active Service. If the Director dies while in the active service of the Bank, the Bank shall distribute to the Beneficiary the benefit described in this Section 3.1. This benefit shall be distributed in lieu of the benefits under Article 2.

3.1.1	Amount of Benefit. The benefit under this Section 3.1 is the Projected Normal Retirement Benefit.

3.1.2	Distribution of Benefit. The Bank shall distribute the benefit to the Beneficiary in one hundred eighty (180) consecutive equal installments commencing within thirty (30) days following receipt by the Bank of the Director's death certificate.

3.2	Death During Distribution of a Benefit. If the Director dies after any benefit distributions have commenced under this Agreement but before receiving all such distributions, the Bank shall distribute to the Beneficiary the remaining benefits at the same time and in the same amounts they would have been distributed to the Director had the Director survived.

3.3	Death After Separation from Service But Before Benefit Distributions Commence. If the

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Director is entitled to benefit distributions under this Agreement, but dies prior to the commencement of said benefit distributions, the Bank shall distribute to the Beneficiary the same benefits that the Director was entitled to prior to death except that the benefit distributions shall commence within thirty (30) days following receipt by the Bank of the Director's death certificate.

Article 4
Beneficiaries

4.1	Beneficiary. The Director shall have the right, at any time, to designate a Beneficiary(ies) to receive any benefit distributions under this Agreement to a Beneficiary upon the death of the Director. The Beneficiary designated under this Agreement may be the same as or different from the beneficiary designation under any other plan of the Bank in which the Director participates.

4.2	Beneficiary Designation: Change; Spousal Consent. The Director shall designate a Beneficiary by completing and signing the Beneficiary Designation Form, and delivering it to the Plan Administrator or its designated agent. If the Director names someone other than his or her spouse as a Beneficiary, a spousal consent, in the form designated by the Plan Administrator, must be signed by the Director's spouse and returned to the Plan Administrator. The Director's beneficiary designation shall be deemed automatically revoked if the Beneficiary predeceases the Director or if the Director names a spouse as Beneficiary and the marriage is subsequently dissolved. The Director shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Plan Administrator's rules and procedures, as in effect from time to time. Upon the acceptance by the Plan Administrator of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be cancelled. The Plan Administrator shall be entitled to rely on the last Beneficiary Designation Form filed by the Director and accepted by the Plan Administrator prior to the Director's death.

4.3	Acknowledgment. No designation or change in designation of a Beneficiary shall be effective until received, accepted and acknowledged in writing by the Plan Administrator or its designated agent.

4.4	No Beneficiary Designation. If the Director dies without a valid beneficiary designation, or if all designated Beneficiaries predecease the Director, then the Director's spouse shall be the designated Beneficiary. If the Director has no surviving spouse, the benefits shall be made to the personal representative of the Director's estate.

4.5	Facility of Distribution. If the Plan Administrator determines in its discretion that a benefit is to be distributed to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of that person's property, the Plan Administrator may direct distribution of such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person.

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The Plan Administrator may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Any distribution of a benefit shall be a distribution for the account of the Director and the Director's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Agreement for such distribution amount.

Article 5
General Limitations

5.1	Termination for Cause. Notwithstanding any provision of this Agreement to the contrary, the Bank shall not distribute any benefit under this Agreement if Director's service is terminated by the Board for:

(a)	Gross negligence or gross neglect of duties to the Bank; or
(b)	Conviction of a felony or of a gross misdemeanor involving moral turpitude in connection with the Director's employment with the Bank; or
(c)	Fraud, disloyalty, dishonesty or willful violation of any law or significant Bank policy committed in connection with the Director's employment and resulting in a material adverse effect on the Bank.

5.2	Suicide or Misstatement. No benefits shall be distributed if the Director commits suicide within two years after the Effective Date of this Agreement, or if an insurance company which issued a life insurance policy covering the Director and owned by the Bank denies coverage (i) for material misstatements of fact made by the Director on an application for such life insurance, or (ii) for any other reason.

5.3	Removal. Notwithstanding any provision of this Agreement to the contrary, the Bank shall not distribute any benefit under this Agreement if the Director is subject to a final removal or prohibition order issued by an appropriate federal banking agency pursuant to Section 8(e) of the Federal Deposit Insurance Act.

Article 6
Administration of Agreement

6.1	Plan Administrator Duties. This Agreement shall be administered by a Plan Administrator which shall consist of the Board, or such committee or person(s) as the Board shall appoint. The Plan Administrator shall also have the discretion and authority to (i) make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Agreement and (ii) decide or resolve any and all questions including interpretations of this Agreement, as may arise in connection with the Agreement.

6.2	Agents. In the administration of this Agreement, the Plan Administrator may employ agents and delegate to them such administrative duties as it sees fit, (including acting through a duly appointed representative), and may from time to time consult with counsel

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who may be counsel to the Bank.

6.3	Binding Effect of Decisions. The decision or action of the Plan Administrator with respect to any question arising out of or in connection with the administration, interpretation and application of the Agreement and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Agreement.

6.4	Indemnity of Plan Administrator. The Bank shall indemnify and hold harmless the members of the Plan Administrator against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Agreement, except in the case of willful misconduct by the Plan Administrator or any of its members.

6.5	Bank Information. To enable the Plan Administrator to perform its functions, the Bank shall supply full and timely information to the Plan Administrator on all matters relating to the date and circumstances of the retirement, Disability, death, or Separation from Service of the Director, and such other pertinent information as the Plan Administrator may reasonably require.

6.6	Annual Statement. The Plan Administrator shall provide to the Director, within one hundred twenty (120) days after the end of each Plan Year, a statement setting forth the benefits to be distributed under this Agreement.

Article 7
Claims And Review Procedures

7.1	Claims Procedure. An Director or Beneficiary ("claimant") who has not received benefits under the Agreement that he or she believes should be distributed shall make a claim for such benefits as follows:

7.1.1	Initiation - Written Claim. The claimant initiates a claim by submitting to the Plan Administrator a written claim for the benefits.

7.1.2	Timing of Plan Administrator Response. The Plan Administrator shall respond to such claimant within 90 days after receiving the claim. If the Plan Administrator determines that special circumstances require additional time for processing the claim, the Plan Administrator can extend the response period by an additional 90 days by notifying the claimant in writing, prior to the end of the initial 90-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Plan Administrator expects to render its decision.

7.1.3	Notice of Decision. If the Plan Administrator denies part or all of the claim, the Plan Administrator shall notify the claimant in writing of such denial. The Plan Administrator shall write the notification in a manner calculated to be understood

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by the claimant. The notification shall set forth:

(a)	The specific reasons for the denial;
(b)	A reference to the specific provisions of the Agreement on which the denial is based;
(c)	A description of any additional information or material necessary for the claimant to perfect the claim and an explanation of why it is needed;
(d)	An explanation of the Agreement's review procedures and the time limits applicable to such procedures; and
(e)	A statement of the claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

7.2	Review Procedure. If the Plan Administrator denies part or all of the claim, the claimant shall have the opportunity for a full and fair review by the Plan Administrator of the denial, as follows:

7.2.1	Initiation - Written Request. To initiate the review, the claimant, within 60 days after receiving the Plan Administrator's notice of denial, must file with the Plan Administrator a written request for review.

7.2.2	Additional Submissions - Information Access. The claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Plan Administrator shall also provide the claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits.

7.2.3	Considerations on Review. In considering the review, the Plan Administrator shall take into account all materials and information the claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

7.2.4	Timing of Plan Administrator Response. The Plan Administrator shall respond in writing to such claimant within 60 days after receiving the request for review. If the Plan Administrator determines that special circumstances require additional time for processing the claim, the Plan Administrator can extend the response period by an additional 60 days by notifying the claimant in writing, prior to the end of the initial 60-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Plan Administrator expects to render its decision.

7.2.5	Notice of Decision. The Plan Administrator shall notify the claimant in writing of its decision on review. The Plan Administrator shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

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(a)	The specific reasons for the denial;
(b)	A reference to the specific provisions of the Agreement on which the denial is based;
(c)	A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits; and
(d)	A statement of the claimant's right to bring a civil action under ERISA Section 502(a).

Article 8
Amendments and Termination

8.1	Amendment. This Agreement may be amended only by a written agreement signed by the Bank and the Director. Provided, however, that the Bank may amend this Agreement to conform with legislative requirements or written directives to the Bank from its banking regulators

8.2	Termination. This Agreement may be terminated only by a written agreement signed by the Bank and the Director. Upon such termination, one hundred percent of the Accrual Balance calculated as of the end of the month prior to termination of the Agreement shall be paid to the Director in the form and at the earliest possible time as specified in this Agreement and permitted under Section 409A of the Code and any applicable subsequent authority.

Article 9
Miscellaneous

9.1	Binding Effect. This Agreement shall bind the Director and the Bank, and their beneficiaries, survivors, executors, administrators and transferees.

9.2	No Guarantee of Employment. This Agreement is not a contract for employment. It does not give the Director the right to remain as an employee of the Bank, nor does it interfere with the Bank's right to discharge the Director. It also does not require the Director to remain an employee nor interfere with the Director's right to terminate employment at any time.

9.3	Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.

9.4	Tax Withholding. The Bank shall withhold any taxes that are required to be withheld, under Section 409A of the Code and regulations thereunder, from the benefits provided under this Agreement. The Director acknowledges that the Bank's sole liability regarding taxes is to forward any amounts withheld to the appropriate taxing authority(ies).

10

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9.5	Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of the State of Idaho, except to the extent preempted by the laws of the United States of America.

9.6	Unfunded Arrangement. The Director and Beneficiary are general unsecured creditors of the Bank for the distribution of benefits under this Agreement. The benefits represent the mere promise by the Bank to distribute such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Director's life or other informal funding asset is a general asset of the Bank to which the Director and Beneficiary have no preferred or secured claim.

9.7	Reorganization. The Bank shall not merge or consolidate into or with another bank, or reorganize, or sell substantially all of its assets to another bank, firm, or person unless such succeeding or continuing bank, firm, or person agrees to assume and discharge the obligations of the Bank under this Agreement. Upon the occurrence of such event, the term "Bank" as used in this Agreement shall be deemed to refer to the successor or survivor bank.

9.8	Entire Agreement. This Agreement constitutes the entire agreement between the Bank and the Director as to the subject matter hereof. No rights are granted to the Director by virtue of this Agreement other than those specifically set forth herein.

9.9	Interpretation. Wherever the fulfillment of the intent and purpose of this Agreement requires, and the context will permit, the use of the masculine gender includes the feminine and use of the singular includes the plural.

9.10	Alternative Action. In the event it shall become impossible for the Bank or the Plan Administrator to perform any act required by this Agreement, the Bank or Plan Administrator may in its discretion perform such alternative act as most nearly carries out the intent and purpose of this Agreement and is in the best interests of the Bank.

9.11	Headings. Article and section headings are for convenient reference only and shall not control or affect the meaning or construction of any of its provisions.

9.12	Validity. In case any provision of this Agreement shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Agreement shall be construed and enforced as if such illegal and invalid provision has never been inserted herein.

9.13	Notice. Any notice or filing required or permitted to be given to the Bank or Plan Administrator under this Agreement shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

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Attn: Home Federal Bank 500 12th Ave S Nampa, ID 83651-4250

Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

Any notice or filing required or permitted to be given to the Director under this Agreement shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Director.

       IN WITNESS WHEREOF, the Director and a duly authorized representative of the Bank have signed this Agreement.

DIRECTOR:	BANK:

HOME FEDERAL BANK

____________________________________ Sample Executive	By ___________________________________

Title _________________________________

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{ }        New Designation

{ }        Change in Designation

I, Sample Executive, designate the following as Beneficiary under the Agreement:

Primary: ___________________________________________________________ ___________________________________________________________	_____% _____%
Contingent: ___________________________________________________________ ___________________________________________________________	_____% _____%

Notes:

  Please PRINT CLEARLY or TYPE the names of the beneficiaries.

  To name a trust as Beneficiary, please provide the name of the trustee(s) and the exact name and date of the trust agreement.

  To name your estate as Beneficiary, please write "Estate of _[your name]_".

  Be aware that none of the contingent beneficiaries will receive anything unless ALL of the primary beneficiaries predecease you.

I understand that I may change these beneficiary designations by delivering a new written designation to the Plan Administrator, which shall be effective only upon receipt and acknowledgment by the Plan Administrator prior to my death. I further understand that the designations will be automatically revoked if the Beneficiary predeceases me, or, if I have named my spouse as Beneficiary and our marriage is subsequently dissolved.

Name:                                Sample Executive

Signature:                         ______________________________               Date:_________

SPOUSAL CONSENT (Required if Spouse not named beneficiary):

I consent to the beneficiary designation above, and acknowledge that if I am named Beneficiary and our marriage is subsequently dissolved, the designation will be automatically revoked.

Spouse Name:                ____________________________________

Signature:                       ____________________________________      Date:_______

Received by the Plan Administrator this ________ day of ___________________, 2___

By:_________________________________

Title:_________________________________

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